Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Clockwise Core Equity & Innovation ETF (Ticker: TIME)

listed on NYSE Arca, Inc.

November 22, 2024

Supplement to the Summary Prospectus dated June 24, 2024, and the Prospectus and Statement of Additional Information (“SAI”),

each dated June 14, 2024

Clockwise Capital LLC (“Clockwise”) serves as the investment sub-adviser to the Fund. This Supplement provides certain updated information relating to Clockwise and reflects a change in the Fund’s portfolio managers.

Clockwise has informed Tidal Investments LLC, the investment adviser to the Fund, that Ryan Guttridge, a principal and portfolio manager for the Fund, left Clockwise. Effective immediately, all references to Ryan Guttridge in the Summary Prospectus, Prospectus and SAI are deleted in their entirety.

In connection with his departure, Mr. Guttridge’s membership units in Clockwise were repurchased by Clockwise’s remaining membership unit owners (the “Transaction”). The closing of the Transaction was deemed to result in a change of control of Clockwise (the “Change of Control”). Consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the investment sub-advisory agreement between the Fund’s investment adviser and Clockwise (the “Sub-Advisory Agreement”) contained a provision that it would terminate automatically in the event of its “assignment” (as defined in the 1940 Act). The Change of Control caused an assignment of the Sub-Advisory Agreement and resulted in its automatic termination.

On November 22, 2024, the Board of Tidal Trust II (the “Board”) approved an interim sub-advisory agreement (the “Interim Agreement”). The Interim Agreement includes a provision stating that Clockwise will not receive sub-advisory fees under the Interim Agreement, but otherwise has substantially similar terms and conditions as the Sub-Advisory Agreement.

On November 22, 2024, the Board also approved a new investment sub-advisory agreement between the investment adviser and Clockwise (the “New Sub-Advisory Agreement”). The New Sub-Advisory Agreement must also be approved by the Fund’s shareholders. A majority of the Fund’s shareholders will be asked to consider the approval of the New Sub-Advisory Agreement via written consent. The New Sub-Advisory Agreement has identical sub-advisory fees and substantially similar terms and conditions to the Sub-Advisory Agreement. Under the Interim Agreement and the New Sub-Advisory Agreement, there have not been and will not be any changes to the Fund’s investment objectives, policies, or principal investment strategies, nor any further changes to the Fund’s portfolio managers.

If the Fund’s shareholders do not ultimately approve the New Sub-Advisory Agreement, Clockwise may no longer be able to serve as the investment sub-adviser for the Fund upon the expiration of the Interim Agreement, and the Board will consider what actions may be appropriate for the Fund.

Please retain this Supplement for future reference.